UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2006

GOLDEN WEST FINANCIAL CORPORATION

Commission file number 1-4629

Incorporated Pursuant to the Laws of the State of Delaware

IRS Employer Identification No. 95-2080059

1901 Harrison Street, Oakland, California 94612

(510) 446-3420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 7, 2006, Golden West Financial Corporation (“Golden West”) and Wachovia Corporation (“Wachovia”) announced that they had entered into an Agreement and Plan of Merger, dated as of May 7, 2006 (the “Merger Agreement”), that provides, among other things, for Golden West to be merged with and into a wholly owned subsidiary of Wachovia (the “Merger”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Under the terms of the Merger Agreement, each holder of record of Golden West common stock immediately prior to the Merger will have the right to receive with respect to such holder’s Golden West common stock:

•	a number of shares of Wachovia common stock equal to the product of (a) 1.365 (the “Exchange Ratio”), multiplied by (b) the number of shares of Golden West common stock held by such holder of record, multiplied by (c) 77%; and

•	an amount in cash equal to the product of (a) $81.07, multiplied by (b) the number of shares of Golden West common stock held by such holder of record, multiplied by (c) 23%.

The Merger Agreement also provides that, in the merger, all outstanding Golden West stock options, whether vested or unvested, will immediately and fully vest and will convert into options to purchase shares of Wachovia common stock, on the same terms and conditions as were applicable prior to the merger; provided that the number of shares of Wachovia common stock underlying such options and the exercise price of the options will be adjusted to reflect the Exchange Ratio.

The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes, so that none of Wachovia, Merger Sub, Golden West or any of the Golden West stockholders generally will recognize any gain or loss in the transaction, except that Golden West stockholders will recognize gain to the extent of the cash portion of the merger consideration and with respect to cash received in lieu of fractional shares of Wachovia common stock.

Completion of the Merger is subject to customary conditions, including (a) approval and adoption by the Golden West stockholders of the Merger Agreement; (b) approval by the Wachovia shareholders of the issuance of the Wachovia common stock necessary to effect the Merger; (c) receipt of requisite regulatory approvals; (d) absence of any law or order prohibiting the completion of the Merger; (e) subject to certain exceptions, the accuracy of the representations and warranties of the other party; and (f) material compliance of the other party with its covenants.

In connection with the execution of the Merger Agreement, Wachovia entered into Voting Agreements, dated as of May 7, 2006 (the “Voting Agreements”), with the each of Herbert Sandler (chairman and chief executive officer of Golden West), Marion Sandler (chairman and chief executive officers of Golden West), and Bernard Osher (director of Golden West). Under the Voting Agreements, the Sandlers and Mr. Osher gave Wachovia an irrevocable proxy to vote, and they agreed to vote, their shares of Golden West common stock in favor of the Merger and agreed that they will not vote those shares in favor of another acquisition transaction.

The Merger Agreement contains certain termination rights for both Golden West and Wachovia and further provides that, upon termination of the Merger Agreement under specified circumstances, Golden West may be required to pay Wachovia a cash termination fee of $995 million.

Under the Merger Agreement, upon completion of the Merger, Wachovia agreed to cause two current members of the Golden West board of directors to be appointed to the Wachovia board of directors.

Item 7.01. Regulation FD Disclosure.

On May 8, 2006, Wachovia and Golden West intend to hold a presentation for analysts and others regarding the proposed Merger (the “Meeting”), which will be accessible via the Internet and by conference call. At the Meeting, Wachovia and Golden West will discuss certain financial and other information relating to the Merger (the “Merger Presentation Materials”), the Merger Agreement, as well as other items in the News Release, and intend to hold a live question and answer session following such discussion. Information regarding the Meeting is included in the News Release.

The Merger Presentation Materials are included as Exhibit 99.2 to this report and are incorporated into this Item 7.01 by reference. The information in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated May 7, 2006, Announcing Execution of Merger Agreement

99.2	Merger Presentation Materials (solely furnished and not filed for purposes of Item 7.01).

* * *

This Current Report on Form 8-K (including information included or incorporated by reference herein), the Press Release, the Merger Presentation Materials, and any statements Golden West makes at the Meeting and during any other conference call/webcast may contain, among other things, certain forward-looking statements, with respect to each of Wachovia, Golden West and the combined company following the Merger, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia or Golden West, including, without limitation, (i) statements relating to the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger, (ii) statements regarding certain of Wachovia’s and/or Golden West’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s and/or Golden West’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s and Golden West’s control).

The following factors, among others, could cause Wachovia’s or Golden West’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and/or Golden West in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the Merger on the proposed terms or schedule; (6) the failure of Wachovia’s or Golden West’s shareholders to approve the Merger; (7) the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or Golden West conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s and/or Golden West’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) inflation, interest rate, market and monetary fluctuations; (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions); (11) the timely development of competitive new products and services by Wachovia or Golden West and the acceptance of these products and services by new and existing customers; (12) the willingness of customers to accept third party products marketed by Wachovia or Golden West; (13) the willingness of customers to substitute competitors’ products and services for Wachovia’s or Golden West’s products and services and vice versa; (14) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (15) technological changes; (16) changes in consumer spending and saving habits; (17) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger (and any required divestitures related thereto), and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (18) unanticipated regulatory or judicial proceedings or rulings; (19) the impact of changes in accounting principles; (20) adverse changes in financial performance and/or condition of Wachovia’s and/or Golden West’s borrowers which could impact repayment of such borrowers’ outstanding loans; (21) the impact on Wachovia’s and/or Golden West’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (22) Wachovia’s and/or Golden West’s success at managing the risks involved in the foregoing.

Golden West cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Golden West, Wachovia, the Merger or other matters and attributable to Golden West or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Golden West does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

The proposed Merger will be submitted to Wachovia’s and Golden West’s shareholders for their consideration. Wachovia will file a registration statement, which will include a joint proxy statement/prospectus, and Golden West will file the joint proxy statement, and each of Wachovia and Golden West may file other relevant documents concerning the proposed Merger with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed Merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and Golden West, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at Wachovia’s website (http://www.wachovia.com) under the tab “Inside Wachovia – Investor Relations” and then under the heading “Financial Reports – SEC Filings” or at Golden West’s website (http://www.gdw.com)

under the tab “Investor Information”. Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704) 374-6782; or to Golden West, Investor Relations Department, 1901 Harrison Street, Oakland, CA 94612, (510) 446-3420.

Wachovia and Golden West and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Wachovia and/or Golden West in connection with the proposed Merger. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia’s 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 13, 2006. Information about the directors and executive officers of Golden West is set forth in the proxy statement for Golden West’s 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 10, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 8, 2006	GOLDEN WEST FINANCIAL CORPORATION

	By:	/s/ STEVE DAETZ
	Name:	Steve Daetz
	Title:	Vice President and Assistant Secretary